CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, David J. Schoenwald, President and Treasurer of New Alternatives Fund, Inc. (the "Registrant"), certify to the best of my knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2009 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the Form N-CSR.


Date:    August 21, 2009            /s/ David J. Schoenwald
     ----------------------         --------------------------------------------
                                    David J. Schoenwald, President and Treasurer
                                    (Principal Executive Officer and Principal
                                    Financial Officer)


This certification is being furnished to the U. S. Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission or as a separate disclosure document.


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.